VAN KAMPEN TAX FREE MONEY FUND

Supplement dated November 21, 2008
to the
Prospectus dated November 1, 2008,
as previously supplemented on November 1, 2008

The Prospectus is hereby supplemented as follows:

The first sentence under the sixth paragraph in the section entitled “PURCHASE OF SHARES — How to Buy Shares” is hereby deleted and replaced with the following:

A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all shareholder accounts with a value less than the low balance amount (the “Low Balance Amount”) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on market conditions. The Low Balance Amount and the date on which it will be deducted from any shareholder account will be posted on our website, www.vankampen.com, on or about November 1 of each year (on or about December 1 for 2008).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TFMMSPT2 11/08